Meta Reports First Quarter 2024 Results

MENLO PARK, Calif. – April 24, 2024 – Meta Platforms, Inc. (Nasdaq: META) today reported financial results for the quarter ended March 31, 2024.

"It's been a good start to the year," said Mark Zuckerberg, Meta founder and CEO. "The new version of Meta AI with Llama 3 is another step towards building the world's leading AI. We're seeing healthy growth across our apps and we continue making steady progress building the metaverse as well."

First Quarter 2024 Financial Highlights

	Three Months Ended March 31,		% Change
In millions, except percentages and per share amounts	2024	2023
Revenue	$36,455	$28,645	27%
Costs and expenses	22,637	21,418	6%
Income from operations	$13,818	$7,227	91%
Operating margin	38%	25%
Provision for income taxes	$1,814	$1,598	14%
Effective tax rate	13%	22%
Net income	$12,369	$5,709	117%
Diluted earnings per share (EPS)	$4.71	$2.20	114%

First Quarter 2024 Operational and Other Financial Highlights

•Family daily active people (DAP) – DAP was 3.24 billion on average for March 2024, an increase of 7% year-over-year.
•Ad impressions – Ad impressions delivered across our Family of Apps increased by 20% year-over-year.
•Average price per ad – Average price per ad increased by 6% year-over-year.
•Revenue – Total revenue and revenue on a constant currency basis were $36.46 billion and $36.35 billion, respectively, both of which increased by 27% year-over-year.
•Costs and expenses – Total costs and expenses were $22.64 billion, an increase of 6% year-over-year.
•Capital expenditures – Capital expenditures, including principal payments on finance leases, were $6.72 billion.
•Capital return program – Share repurchases were $14.64 billion of our Class A common stock and dividends payments were $1.27 billion.
•Cash, cash equivalents, and marketable securities – Cash, cash equivalents, and marketable securities were $58.12 billion as of March 31, 2024. Free cash flow was $12.53 billion.
•Headcount – Headcount was 69,329 as of March 31, 2024, a decrease of 10% year-over-year.

CFO Outlook Commentary

We expect second quarter 2024 total revenue to be in the range of $36.5-39 billion. Our guidance assumes foreign currency is a 1% headwind to year-over-year total revenue growth, based on current exchange rates.

We expect full-year 2024 total expenses to be in the range of $96-99 billion, updated from our prior outlook of $94-99 billion due to higher infrastructure and legal costs. For Reality Labs, we continue to expect operating losses to increase meaningfully year-over-year due to our ongoing product development efforts and our investments to further scale our ecosystem.

We anticipate our full-year 2024 capital expenditures will be in the range of $35-40 billion, increased from our prior range of $30-37 billion as we continue to accelerate our infrastructure investments to support our artificial intelligence (AI) roadmap. While we are not providing guidance for years beyond 2024, we expect capital expenditures will continue to increase next year as we invest aggressively to support our ambitious AI research and product development efforts.

Absent any changes to our tax landscape, we expect our full-year 2024 tax rate to be in the mid-teens.

In addition, we continue to monitor an active regulatory landscape, including the increasing legal and regulatory headwinds in the EU and the U.S. that could significantly impact our business and our financial results.

Q1 was a good start to the year. We're seeing strong momentum within our Family of Apps and are making important progress on our longer-term AI and Reality Labs initiatives that have the potential to transform the way people interact with our services over the coming years.

Webcast and Conference Call Information

Meta will host a conference call to discuss the results at 2:00 p.m. PT / 5:00 p.m. ET today. The live webcast of Meta's earnings conference call can be accessed at investor.fb.com, along with the earnings press release, financial tables, and slide presentation. Meta uses the investor.fb.com and about.fb.com/news/ websites as well as Mark Zuckerberg's Facebook Page (facebook.com/zuck), Instagram account (instagram.com/zuck) and Threads profile (threads.net/zuck) as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Following the call, a replay will be available at the same website. Transcripts of conference calls with publishing equity research analysts held today will also be posted to the investor.fb.com website.

About Meta

Meta builds technologies that help people connect, find communities, and grow businesses. When Facebook launched in 2004, it changed the way people connect. Apps like Messenger, Instagram, and WhatsApp further empowered billions around the world. Now, Meta is moving beyond 2D screens toward immersive experiences like augmented and virtual reality to help build the next evolution in social technology.

Contacts

Investors:
Kenneth Dorell
investor@meta.com / investor.fb.com

Press:
Ryan Moore
press@meta.com / about.fb.com/news/

Forward-Looking Statements

This press release contains forward-looking statements regarding our future business plans and expectations. These forward-looking statements are only predictions and may differ materially from actual results due to a variety of factors including: the impact of macroeconomic conditions on our business and financial results, including as a result of geopolitical events; our ability to retain or increase users and engagement levels; our reliance on advertising revenue; our dependency on data signals and mobile operating systems, networks, and standards that we do not control; changes to the content or application of third-party policies that impact our advertising practices; risks associated with new products and changes to existing products as well as other new business initiatives, including our artificial intelligence initiatives and metaverse efforts; our emphasis on community growth and engagement and the user experience over short-term financial results; maintaining and enhancing our brand and reputation; our ongoing privacy, safety, security, and content review efforts; competition; risks associated with government actions that could restrict access to our products or impair our ability to sell advertising in certain countries; litigation and government inquiries; privacy, legislative, and regulatory concerns or developments; risks associated with acquisitions; security breaches; our ability to manage our scale and geographically-dispersed operations; and market conditions or other factors affecting the payment of dividends. These and other potential risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed under the caption "Risk Factors" in our Annual Report on Form 10-K filed with the SEC on February 2, 2024, which is available on our Investor Relations website at investor.fb.com and on the SEC website at www.sec.gov. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2024. In addition, please note that the date of this press release is April 24, 2024, and any forward-looking statements contained herein are based on assumptions that we believe to be reasonable as of this date. We undertake no obligation to update these statements as a result of new information or future events.

For a discussion of limitations in the measurement of certain of our community metrics, see the section entitled "Limitations of Key Metrics and Other Data" in our most recent quarterly or annual report filed with the SEC.

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (GAAP), we use the following non-GAAP financial measures: revenue excluding foreign exchange effect, advertising revenue excluding foreign exchange effect, and free cash flow. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. In addition, these measures may be different from non-GAAP financial measures used by other companies, limiting their usefulness for comparison purposes. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from these non-GAAP financial measures.

We believe these non-GAAP financial measures provide investors with useful supplemental information about the financial performance of our business, enable comparison of financial results between periods where certain items may vary independent of business performance, and allow for greater transparency with respect to key metrics used by management in operating our business.

Our non-GAAP financial measures are adjusted for the following items:

Foreign exchange effect on revenue. We translated revenue for the three months ended March 31, 2024 using the prior year's monthly exchange rates for our settlement or billing currencies other than the U.S. dollar, which we believe is a useful metric that facilitates comparison to our historical performance.

Purchases of property and equipment; Principal payments on finance leases. We subtract both purchases of property and equipment, net of proceeds and principal payments on finance leases in our calculation of free cash flow because we believe that these two items collectively represent the amount of property and equipment we need to procure to support our business, regardless of whether we procure such property or equipment with a finance lease. We believe that this methodology can provide useful supplemental information to help investors better understand underlying trends in our business. Free cash flow is not intended to represent our residual cash flow available for discretionary expenditures.

For more information on our non-GAAP financial measures and a reconciliation of GAAP to non-GAAP measures, please see the "Reconciliation of GAAP to Non-GAAP Results" table in this press release.

META PLATFORMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share amounts)
(Unaudited)
	Three Months Ended March 31,
	2024	2023
Revenue	$36,455	$28,645
Costs and expenses:
Cost of revenue	6,640	6,108
Research and development	9,978	9,381
Marketing and sales	2,564	3,044
General and administrative	3,455	2,885
Total costs and expenses	22,637	21,418
Income from operations	13,818	7,227
Interest and other income, net	365	80
Income before provision for income taxes	14,183	7,307
Provision for income taxes	1,814	1,598
Net income	$12,369	$5,709
Earnings per share:
Basic	$4.86	$2.21
Diluted	$4.71	$2.20
Weighted-average shares used to compute earnings per share:
Basic	2,545	2,587
Diluted	2,625	2,596

META PLATFORMS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions)
(Unaudited)
	March 31, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$32,307	$41,862
Marketable securities	25,813	23,541
Accounts receivable, net	13,430	16,169
Prepaid expenses and other current assets	3,780	3,793
Total current assets	75,330	85,365
Non-marketable equity securities	6,218	6,141
Property and equipment, net	98,908	96,587
Operating lease right-of-use assets	13,555	13,294
Goodwill	20,654	20,654
Other assets	8,179	7,582
Total assets	$222,844	$229,623

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$3,785	$4,849
Operating lease liabilities, current	1,676	1,623
Accrued expenses and other current liabilities	22,640	25,488
Total current liabilities	28,101	31,960
Operating lease liabilities, non-current	17,570	17,226
Long-term debt	18,387	18,385
Long-term income taxes	7,795	7,514
Other liabilities	1,462	1,370
Total liabilities	73,315	76,455
Commitments and contingencies
Stockholders' equity:
Common stock and additional paid-in capital	75,391	73,253
Accumulated other comprehensive loss	(2,655)	(2,155)
Retained earnings	76,793	82,070
Total stockholders' equity	149,529	153,168
Total liabilities and stockholders' equity	$222,844	$229,623

META PLATFORMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)
	Three Months Ended March 31,
	2024	2023
Cash flows from operating activities
Net income	$12,369	$5,709
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	3,374	2,524
Share-based compensation	3,562	3,051
Deferred income taxes	(456)	(620)
Impairment charges for facilities consolidation, net	240	770
Other	(66)	(7)
Changes in assets and liabilities:
Accounts receivable	2,520	2,546
Prepaid expenses and other current assets	100	821
Other assets	(94)	30
Accounts payable	(1,112)	(1,104)
Accrued expenses and other current liabilities	(1,274)	94
Other liabilities	83	184
Net cash provided by operating activities	19,246	13,998
Cash flows from investing activities
Purchases of property and equipment, net	(6,400)	(6,823)
Purchases of marketable debt securities	(6,887)	(85)
Sales and maturities of marketable debt securities	4,625	534
Acquisitions of businesses and intangible assets	(72)	(444)
Other investing activities	—	75
Net cash used in investing activities	(8,734)	(6,743)
Cash flows from financing activities
Taxes paid related to net share settlement of equity awards	(3,162)	(1,009)
Repurchases of Class A common stock	(15,008)	(9,365)
Dividends payments	(1,273)	—
Principal payments on finance leases	(315)	(264)
Other financing activities	(9)	122
Net cash used in financing activities	(19,767)	(10,516)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(288)	85
Net decrease in cash, cash equivalents, and restricted cash	(9,543)	(3,176)
Cash, cash equivalents, and restricted cash at beginning of the period	42,827	15,596
Cash, cash equivalents, and restricted cash at end of the period	$33,284	$12,420

Reconciliation of cash, cash equivalents, and restricted cash to the condensed consolidated balance sheets
Cash and cash equivalents	$32,307	$11,551
Restricted cash, included in prepaid expenses and other current assets	84	224
Restricted cash, included in other assets	893	645
Total cash, cash equivalents, and restricted cash	$33,284	$12,420

META PLATFORMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)
	Three Months Ended March 31,
	2024	2023
Supplemental cash flow data
Cash paid for income taxes, net	$630	$405
Cash paid for interest, net of amounts capitalized	$121	$182
Non-cash investing and financing activities:
Property and equipment in accounts payable and accrued expenses and other current liabilities	$4,217	$4,466
Acquisition of businesses in accrued expenses and other current liabilities and other liabilities	$116	$263

Segment Results

We report our financial results for our two reportable segments: Family of Apps (FoA) and Reality Labs (RL). FoA includes Facebook, Instagram, Messenger, WhatsApp, and other services. RL includes our virtual, augmented, and mixed reality related consumer hardware, software, and content.

The following table presents our segment information of revenue and income (loss) from operations:

Segment Information
(In millions)
(Unaudited)
	Three Months Ended March 31,
	2024	2023
Revenue:
Advertising	$35,635	$28,101
Other revenue	380	205
Family of Apps	36,015	28,306
Reality Labs	440	339
Total revenue	$36,455	$28,645

Income (loss) from operations:
Family of Apps	$17,664	$11,219
Reality Labs	(3,846)	(3,992)
Total income from operations	$13,818	$7,227

Reconciliation of GAAP to Non-GAAP Results
(In millions, except percentages)
(Unaudited)
	Three Months Ended March 31,
	2024	2023
GAAP revenue	$36,455	$28,645
Foreign exchange effect on 2024 revenue using 2023 rates	(106)
Revenue excluding foreign exchange effect	$36,349
GAAP revenue year-over-year change %	27%
Revenue excluding foreign exchange effect year-over-year change %	27%
GAAP advertising revenue	$35,635	$28,101
Foreign exchange effect on 2024 advertising revenue using 2023 rates	(105)
Advertising revenue excluding foreign exchange effect	$35,530
GAAP advertising revenue year-over-year change %	27%
Advertising revenue excluding foreign exchange effect year-over-year change %	26%

Net cash provided by operating activities	$19,246	$13,998
Purchases of property and equipment, net	(6,400)	(6,823)
Principal payments on finance leases	(315)	(264)
Free cash flow	$12,531	$6,911